August 2025

Disclaimer and Notice This presentation contains “forward-looking statements” of Fulcrum Therapeutics, Inc. (Fulcrum or Fulcrum Therapeutics) within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including express or implied statements regarding Fulcrum’s goals for pociredir, pociredir’s best-in-class potential, fetal hemoglobin (HbF) induction, vaso-occlusive crises (VOCs), enrollment in additional cohorts and timing of data releases, timing and outcomes of meetings and filings with the U.S. Food and Drug Administration (FDA), and Fulcrum’s cash runway, among others. All statements, other than statements of historical facts, contained in this presentation, including express or implied statements regarding Fulcrum's strategy, future operations, future financial position, prospects, plans and objectives of management, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements. These risks and uncertainties include, but are not limited to, risks associated with Fulcrum’s ability to obtain and maintain necessary approvals from the FDA and other regulatory authorities; to continue to advance pociredir and its other product candidates in clinical trials, including enrollment and completion; the potential patient population and/or market for Fulcrum's product candidates; replicating in clinical trials positive results found in preclinical studies and/or earlier-stage clinical trials pociredir and any other product candidates; obtaining, maintaining or protecting intellectual property rights related to Fulcrum’s product candidates; managing expenses; and raising the substantial additional capital needed to achieve its business objectives, among others. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Fulcrum's actual results to differ from those contained in the forward-looking statements, see the “Risk Factors” section, as well as discussions of potential risks, uncertainties and other important factors, in Fulcrum's most recent filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this presentation represent Fulcrum's views as of the date hereof and should not be relied upon as representing Fulcrum's views as of any date subsequent to the date hereof. Fulcrum anticipates that subsequent events and developments will cause Fulcrum's views to change. While Fulcrum may elect to update these forward-looking statements at some point in the future, Fulcrum specifically disclaims any obligation to do so.

Developing oral small molecules designed to modify gene expression in rare diseases with a focus on benign hematology  Potential best-in class oral small molecule HbF inducer for SCD Demonstrated robust and rapid increase in HbF & Hb, and decreases in VOCs, hemolysis and anemia Fast Track and Orphan Designations Composition of Matter and Method of Use patent coverage through 2040 Phase 1b PIONEER data disclosure Advancing discovery programs for pipeline sustainability IND submission for Diamond Blackfan Anemia (DBA) & Other Bone Marrow Failure Syndromes (BMFS) planned in Q4 2025 Cash position of $214.1M as of 6/30/2025 with runway into 2028 Strategic Focus Pociredir Discovery & Cash Position Unlocking the Power of Small Molecules to Change the Course of Genetically Defined Rare Diseases Cohort 3 (12 mg): July 2025 Cohort 4 (20 mg): YE 20251 HbF: Fetal hemoglobin; Hb: Hemoglobin; VOC: Vaso-occlusive crisis; IND: Investigational new drug application 1Enrollment open with N=6 enrolled with 1 discontinuation as of July 25, 2025

Small Molecule Pipeline Across Multiple Rare Diseases Indication Asset / Mechanism of Action Preclinical Phase 1 Phase 2 Phase 3 Clinical Programs  Sickle Cell Disease Pociredir (HbF Induction) Discovery Programs  DBA & Other BMFS Novel HbF Inducers Fibrotic Disorders Undisclosed Program DBA: Diamond Blackfan Anemia; BMFS: Bone Marrow Failure Syndromes

Pociredir for Sickle Cell Disease Fast Track Designation Orphan Drug Designation

Sickle Cell Disease: Debilitating Disease with High Unmet Need

Global Impact



Europe + UK
~55K[2]
individuals
~7.7 million[3]
worldwide
US
~100K[1]
individuals
Sub-Saharan Africa
~6M[3]
individuals

Disease

- SCD is driven by abnormal, sickle-shaped RBCs with a shortened lifespan that rupture and block blood vessels causing extreme pain for the patient

Debilitating Symptoms

- Painful VOCs contribute to >75% of SCD-related hospitalizations[4]
- Acute manifestations also include stroke, pulmonary hypertension, priapism, leg ulcers, and splenic sequestration
- Chronic anemia and hemolysis result in end-organ damage

Patients with SCD face a substantial reduction in life expectancy (>20 years), with a mortality rate up to 9× higher than the general population[5]

1. American Society of Hematology; CDC
2. EMA, Piel et al., 2013, Inusa et al. 2019
3. GBD 2021, Piel et al.,2013, Makani et al. 2013
4. Shah, et.al. 2019
5. GBD 2021, CDC

RBC, red blood cell; SCD, sickle cell disease

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PIONEER 12 mg Cohort 3b: Addressing the Significant Unmet Need in SCD via HbF Induction Evidence of pan-cellularity as shown by a mean 67% F-Cells at 12 weeks 8.6% mean absolute increase in HbF at 12 weeks 0.9 g/dL mean increase in Hb with an improvement in all key markers of hemolysis Encouraging trends in VOC reduction over 12 weeks Pociredir, once-daily oral, generally well-tolerated with treatment-related AEs limited to Grade 1 Pociredir’s best-in-class potential as a once daily oral therapy for SCD informed by 12 mg cohort 3b results

SCD Unmet Need Remains High Despite Recent Therapeutic Advances 2019 Approval of Adakveo and Oxbryta 2024 Oxbryta withdrawn from WW Market due to safety concerns 2023 Approval of Casgevy and Lyfgenia gene therapies 2024-Today Limited uptake of gene therapies due to complexities, cost, and access Current Reality for SCD Patients High VOC burden persists Access barriers for gene therapies Lack of broadly effective, durable therapies Significant racial and socioeconomic disparities remain 2023 Adakveo fails confirmatory VOC study withdrawn from EU Market Recent additions of therapeutic options to the hydroxyurea standard of care have not satisfied the significant unmet need in SCD patients

Competitive Landscape in SCD


SCD Treatment

Current Standard of Care

Hydroxyurea

HbF Inducers


α
γ
γ
α

Pociredir – Fulcrum Therapeutics

BMS-986470 – Bristol Myers Squibb

ITU-512 – Novartis

Ndec (decitabine + tetrahydrouridine) – Novo Nordisk / EpiDestiny

CLY-124 – Cellarity

GSK-4172239D - GlaxoSmithKline

Adhesion & Inflammation Modulators



Adakveo® – Novartis

Inclacumab – Pfizer (Ph3 Failure Aug 2025)

Rilzabrutinib – Sanofi

Anti-Polymerization



HbS Polymerization Inhibitors

Oxbryta® – Pfizer (withdrawn)

Osivelotor (GBT-601) – Pfizer (partial FDA clinical hold)

PK Activators

Mitapivat (AG-348) – Agios

Etavopivat (FT-4202) – Novo Nordisk

Tebapivat (AG-946) – Agios

Gene Therapy



Lyfgenia® – Bluebird Bio

Casgevy® – Vertex Pharmaceuticals

BEAM-101 – Beam Therapeutics

EDIT-301 – Editas Medicine (ceased development)

HbS: Sickle hemoglobin. PK: Pyruvate kinase.

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Higher HbF Levels Result in Reduced Symptomology in People Living With SCD

Each 1% increase in %HbF…

…is associated with a 4%–8% reduction in VOCs[1]

Raising HbF levels also results in:

- Reduced hemolysis
- Reduced anemia
- Fewer recurring events

Percent Observing Zero VOC/Year by %HbF[2]



Percentage of Patients With Zero VOC per Year (%)
100
75
50
25
0
0
10
20
30
40
Imputed %HbF
Observed
Model Prediction

HbF level	% of Patients reporting zero VOCs *(Model Prediction)*
15%	89%
20%	94%
25%	97%

1. Peter Bruun-Rasmussen. ASH 2024 (poster #1124).
2. Unpublished data from Fulcrum analysis of Picnic Health real-world dataset, n=673; ≥2 years ; mean HbF 8.6% - Data accepted for Publication at ASCAT 2025

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Pociredir Targets EED Resulting in HbF Increases

CRISPR + Compound Screening Engine
Experimentally screened candidate targets

Computational Data Mining
Computationally mined candidate targets

Identified Targets that Regulate HbF

Identified EED as a Novel Drug Target of Polycomb Repressor Complex 2


PRC2
EED
Allosteric
Activation
H3K27me3
H3K27me3 Propagation

- ▲ H3K27me3
- ▼ HBG mRNA
- ▼ HbF Protein

Pociredir is a Potent and Selective EED Binder


EED
pociredir
Reduced H3K27me3 Propagation

- ▼ H3K27me3
- ▲ HBG mRNA
- ▲ HbF Protein

pociredir

- Highly Selective
- Clean Off-target Profile
- Composition of Matter Patent Expires 2040

EED: Embryonic Ectoderm; HbF: Fetal hemoglobin; HBG: Gamma globin gene (encodes mRNA for fetal hemoglobin)

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Evidence Generated to Date Highlights Pociredir’s Potential as an HbF Inducer in SCD Previously Disclosed Fulcrum Data 1. N=6 per cohort Pre-Clinical: Pociredir HbF Induction in Healthy and SCD CD34+ Donor Cells 8 – 25% absolute increase in %HbF Consistent 2-3 fold induction across both healthy subject and SCD CD34+ donor-derived cells Phase 1: HBG Induction in Healthy Volunteers Time- and dose-related HBG mRNA induction in healthy volunteer multiple ascending dose cohorts1

PIONEER: A Phase 1b Study in Patients With SCD

Study Design (Open Label, Dose Escalation, ≈10 Patients per Cohort)

4-Week Screening Period	12-Week Treatment Period (QD Capsule)		4-Week Follow-Up Period
	Cohort 1 6 mg (n=10)	Completed under previous protocol with a less severe, all-comer SCD patient population	
	Cohort 2 2 mg (n=2)		
	Cohort 3a 12 mg (n=4)		
	Cohort 3b 12 mg (n=16)[a]	Completed	
	Cohort 4 20 mg	Enrolling	

Select Inclusion Criteria

- SCD Patients 18-65 years
- Discontinued HU for ≥60 days
- Severe SCD as defined by ≥4 VOCs over 12 months or ≥2 VOCs over 6 months[a]

Key Study Endpoints

Primary
- Safety and tolerability assessments
- PK parameters

Secondary
- HbF induction
- Hemolysis
- Anemia

Exploratory
- Globin gene expression
- % F-cells
- Incidence of VOCs

Additional criteria apply. For more information, please see https://www.clinicaltrials.gov/study/NCT05169580.

[a] The incomplete prior 12 mg cohort (3a) conducted prior to study hold not included in this analysis

HU, hydroxyurea; QD, once daily; PK, Pharmacokinetic; F-Cells, Cells expressing HbF

1. Adapted from Alan S, et al. *J Sick Cell Dis.* 2025;2(Suppl 1)

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Active Sites United States UT Houston (PI: Idowu) Queens Hospital Cancer Center (PI: Ferman) University of North Carolina (PI: Little) Jacobi Medical Center (PI: Rivlin) Lynn Health Sciences Institute (PI: Griffin) Virginia Commonwealth University (PI: Smith) Boston Medical Center (PI: Wilks) University of California Los Angeles (PI: Sehl) University of Arkansas (PI: Birrer) Lady of the Lake Hospital (PI: Stagg) Inova Cancer Center (PI: Alan) Sonar Clinical Research (PI: Powell) University of Illinois Chicago (PI: Saraf) South Africa Wits Health Consortium (PI: Mahlangu) Nigeria National Hospital, Abuja (PI: Ojika) Barau Dikko Teaching Hospital, Kaduna (PI: Dogara) University of Ibadan (PI: Fasola) Onboarding Sites United States East Carolina University (PI: Liles) South Africa Nigeria Clinical trial site status as of August 26, 2025 PIONEER Phase 1b Clinical Trial Sites

Utilizing Artificial Intelligence App from AiCure to Increase Study Drug Adherence Improves Study Drug Adherence Robust Data Collection Real-Time Feedback to Clinical Trial Sites

12 mg Cohort 3b Baseline Demographics and Characteristics Pociredir 12 mg; N=16 % or mean (SD) Sex, % Male 44% Age, Years 34.3 (12.25) Country US 62.5% South Africa 37.5% Genotype Hb SS 87.5% Hb Sβ0 12.5% Baseline HbF (%) 7.6% (4.7) Baseline Hb (g/dL) 7.8 (1.8) Baseline VOCs Reporting over 6 months (N=6) 2.83 Reporting over 12 months (N=10) 5.20

PIONEER 12 mg Cohort 3b: Achieved Robust and Clinically Relevant increases in HbF Mean Absolute %HbF Mean Absolute %HbF Change from Baseline Pociredir increased %HbF from 7.6% to 16.2% Pociredir increased %HbF 8.6% by 12 weeks Analysis & Figure includes data from all patients enrolled (n=16) and data with transfusion patients (pts 13 and 16) removed (N=14) 8.6% 7.6% 9.5% 16.2% 17.8%

PIONEER: 12 mg Cohort 3b Demonstrated Dose Response 12mg cohort 3b includes data from all patients enrolled (n=16). Previously-conducted Incomplete 12 mg cohort due to U.S. FDA full clinical hold for pociredir on February 23, 2023 which was lifted August 23, 2023. Safety data collection continued with data cutoff of March 3, 2023. 12mg cohort 3a N=1 at Day 42, 6mg cohort N=2 at Day 84, 2 mg cohort N=1 % Change from Baseline HbF after 12 Weeks of Treatment >2-fold HbF induction in 12 mg Cohort 3b Latest 12 mg cohort data (Cohort 3b) demonstrated a clear dose-dependent increase in % change in HbF, consistent with dose response observed in phase 1 Healthy Volunteer HBG mRNA data % Change from Baseline accounts for differences in baseline HbF levels across cohorts Higher baseline HbF, smaller sample sizes, and less severe patient population in prior cohorts impair ability to make direct comparisons of Absolute HbF to the latest 12 mg cohort (Cohort 3b)

PIONEER 12 mg Cohort 3b: Increased HbF in all Patients Baseline %HbF and Change from Baseline %HbF at Week 12 Patient 13 and Patient 16 received multiple transfusions over the 12-week treatment period. Transfusions increase total hemoglobin (HbA) leading to an iatrogenic reduction in %HbF. Additional potential factors influencing %HbF induction levels include patient haplotype and residual HbF induction following an HU-washout All 16 patients saw an increase in HbF 8 of 16 patients (50%) achieved a >10% absolute increase in %HbF by week 12 27% 26% 26% 23% 23% 22% 21% 19% 19% 14% 13% 8% 7% 6% 4% 4%

PIONEER 12 mg Cohort 3b: Meaningful Thresholds of %HbF Reached %HbF Threshold Achieved after 12 Weeks of Treatment Analysis & Figure includes data from all patients enrolled (n=16) regardless of transfusions during treatment period Excluding patients with multiple transfusions (patients 13 and 16) yields: HbF ≥ 20% in 7 of 14 (50%) patients at the end of the 12-week treatment period 16 patients (100%) 7 patients (44%) 3 patients (19%) 14 patients (88%) 11 patients (69%) 9 patients (56%) HbF ≥20% in 7 (44%) patients at the end of the 12-week treatment period

Pan-Cellular Range1 PIONEER 12 mg Cohort 3b: F-cell Data Consistent with Pan-Cellular Induction F-Cell assay utilized - fluorescent-based flow cytometry assay Analysis & Figure includes data from all patients enrolled (n=16) and data with transfusion patients (pts 13 and 16) removed (N=14). Sample size varies across timepoints due to sample availability. N=8 at Week 12 Excluding patients with multiple transfusions (patients 13 and 16) yields: 72% Mean F-Cells at Week 12; 6 of 7 patients >70% F-Cells at Week 12 1. Dai et.al., 2017; Quinn et. al., 2021 2. Full cohort 6 of 8 patients >70% F-Cells at Week 12; Patients with Transfusion removed yields 6 of 7 patients >70% F-Cells at Week 12 Mean %F-Cells 6 of 8 patients with Day 84 data (75%) achieved >70% F-Cells at Week 122 34% F-Cells are red blood cells that contain HbF, which increases their resistance to sickling and hemolysis. A higher proportion of F-cells is associated with improved red blood cell health.1 67%

PIONEER 12 mg Cohort 3b: Reductions in Anemia Mean Hemoglobin Mean Change from Baseline Hemoglobin Increases in hemoglobin are historically associated with improvements in fatigue, decreased risk of stroke, and improved overall survival1 Analysis & Figure includes data from all patients enrolled (n=16) and data with transfusion patients (pts 13 and 16) removed (N=14) Excluding patients with multiple transfusions (patients 13 and 16) yields: 9.2 g/dL Hb and 1.0 g/dL Change from Baseline Hb 1. Ataga, Am J Hematol. 2020; Adams, N Engl J Med. 1998, Mehari, Blood. 2012, Platt N Engl J Med. 1994, 7 (44%) patients achieved >1.0 g/dL increase; a threshold linked to clinical benefit in SCD 7.8 g/dL 8.7 g/dL 0.9 g/dL

PIONEER 12 mg Cohort 3b: Reductions in Hemolysis Mean Indirect Bilirubin Mean Lactate Dehydrogenase (LDH) LDH is an intracellular enzyme released into the blood in response to cell damage Indirect bilirubin rises often with RBC destruction Analysis & Figure includes data from all patients enrolled (n=16) regardless of transfusions during treatment period Excluding patients with multiple transfusions (patients 13 and 16) yields: 339 IU/L LDH and 35 µmol/L Indirect Bilirubin 28% mean decrease 37% mean decrease

PIONEER 12 mg Cohort 3b: Improvements in RBC Morphology and Erythropoiesis Mean Absolute Reticulocyte Count (ARC) Mean Red Cell Distribution Width (RDW-CV) Reductions in reticulocytes accompanied by increases in hemoglobin indicate reduced stress erythropoiesis Decreased RDW-CV indicates a more uniform RBC population Analysis & Figure includes data from all patients enrolled (n=16) regardless of transfusions during treatment period Excluding patients with multiple transfusions (patients 13 and 16) yields: 259x103 /µL ARC and 15.0% RDW-CV 30% mean decrease 27% mean decrease

PIONEER 12 mg Cohort 3b: Encouraging VOC Trends in this Severe SCD Population 1 Expected VOCs derived from Reported Baseline VOCs – ((2.83 VOCs / 26 weeks)*6 patients) + ((5.20 / 52 weeks)*10 patients)) * 12 weeks 2.Additional 3 VOCs observed in Safety Follow-up period as of June 26th data cut Eight of 16 patients (50%) reported no VOCs during the course of the treatment period (12 weeks) Reported Baseline VOCs 2.83 over 6 months (n=6) 5.20 over 12 months (n=10) Average 1.25 VOCs per patient (20 VOCs expected across 16 patients) Expected VOCs over 12 week Treatment Period1 Study Treatment Period Baseline Average 0.56 per patient (9 VOCs observed across 16 patients2) Observed VOCs over 12 weeks

PIONEER Ph1b Cohorts 1-3a – Pociredir Was Generally Well-tolerated with No Serious Treatment-Related AEs in the All-Comer SCD Population

Number of Patients with:	Pociredir (n=16) n (%)
Any TEAE	10 (62.5)
Any treatment-related TEAE	5 (31.3)
Any SAE*	4 (25.0)
Any TEAE leading to treatment discontinuation	0
Any lab-related TEAE	0
Patients with TEAE (by Maximum Severity)	
Mild	4 (25.0)
Moderate	5 (31.3)
Severe	1 (6.3)
Most Common TEAEs	
Pain crisis	4 (25.0)
Headache	3 (18.8)

* In 3 (of 4) patients, SAE began prior to first dose of study drug

Cohorts 1-3a were all-comer SCD patients, with no inclusion criteria related to disease severity

- 23 TEAEs in 10/16 (62.5%) patients
  - 8/23 were treatment-related TEAEs in 5/16 (31.3%) patients: (headache [x2], lip numbness, diarrhea, fatigue, somnolence, nausea, tinnitus)#
- 4/23 TEAEs (in 4 patients) were characterized as VOC (pain crisis) per protocol definition
  - None reported as related to study drug
  - Two VOCs occurred in patients documented non-adherent to study drug
- Single SAE in patient on study drug*
  - VOC with chest syndrome, reported as not related to study drug

TEAE: Treatment-emergent Adverse Event; SAE: Serious adverse event

All mild in severity, non-serious and resolved while patient remained on study drug

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PIONEER Ph1b 12 mg Cohort 3b – Pociredir was Generally Well-tolerated with No Serious Treatment-related AEs in the Severe SCD Population

Event					Patients n=16 (%)
All AEs Regardless of Causality					15 (94)
Treatment-related AEs					3 (19)
Grade ≥ 3 AEs					7 (44)
Grade ≥ 3 Treatment-related AEs					0 (0)
SAEs					5 (31)
SAEs consistent with VOC/SCD complications					5 (31)
Treatment-related SAEs					0
AE with treatment interruption					1 (6)
AE > 10% of Patients with event[2] (preferred term)			Treatment related AEs		
Preferred term	n (%)	Highest Grade	Preferred term	n	Grade
VOC	8 (50)	3	Headache	1	1
Pain (back, extremity)	5 (31)	2	Nausea	1	1
Fatigue	4 (25)	2	Paresthesia (face)	1	1
Arthralgia	3 (19)	2	Diarrhea	1	1
Diarrhoea	2 (13)	2	Rhinorrhea	1	1
Constipation	2 (13)	2			
Vomiting	2 (13)	2			
Urinary tract infection	2 (13)	3			
Rash	2 (13)	2			
Acne	2 (13)	2			
Oedema peripheral	2 (13)	2			

- 3 patients reported treatment-related AEs; all were Grade 1 in severity
  - All related AEs resolved during treatment period
- No dose limiting toxicities or dose discontinuations due to related AE[1]
- A total of 12 VOCs reported on study at data cut
  - 3 of 12 VOCs occurred off drug during the study follow-up period
- Following the 12 mg cohort, pociredir has been dosed in 135 adults as of June 26, 2025
  - 103 healthy subjects
  - 32 SCD patients

Data as of June 26, 2025 data cut

[1] One discontinuation due to death (Grade 5 SAE) in 20 mg cohort. Death determined by the investigator unrelated to treatment following complications from VOC reported on Day 1 of study. Previously undisclosed hospital admissions for VOC on Days -7 and -1 prior to treatment.

[2] AEs (preferred terms) could be reported multiple times as individual symptoms during an event such as a VOC.

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PIONEER Ph1b 12 mg Cohort 3b – Pociredir Achieves Target Product Profile and Addresses Unmet Need in Sickle Cell Disease Key Next Steps Evidence of pan-cellularity shown by a mean 67% F-Cells at 12 weeks 8.6% mean absolute increase in Fetal Hemoglobin (HbF) at 12 weeks 0.9 g/dL mean increase in hemoglobin (Hb) with an improvement in all key markers of hemolysis Encouraging trends in VOC reduction over 12 weeks Pociredir, Once-Daily Oral, generally well-tolerated with treatment-related AEs limited to Grade 1 Pociredir’s Best-in-Class Potential as a once daily oral therapy for SCD informed by 12 mg cohort results Pan-cellular HbF induction Robust and rapid increase in HbF Improved anemia and hemolysis Meaningful reduction in vaso-occlusive crises (VOC) Once-Daily oral tablet with favorable tolerability Fulcrum’s Goals for an HbF-Inducer in Sickle Cell Disease

Strong 12 mg Cohort 3b Data Driving Continued Pociredir Development Key Next Steps Continued 20 mg dose cohort enrollment N=6 enrolled as of July 25, 2025 - 1 discontinued1 20 mg data release expected by the end of 2025 End of Phase 1 meeting with FDA anticipated in early 2026 to discuss initiation of next study 1 One discontinuation due to death (Grade 5 SAE) in 20 mg cohort. Death determined by the investigator unrelated to treatment following complications from VOC reported on Day 1 of study. Previously undisclosed hospital admissions for VOC on Days -7 and -1 prior to treatment.

Well-Positioned for Transformational Year in 2025 Pociredir: Best-in-class potential Oral small molecule HbF inducer with proof-of-concept Robust and rapid increase in HbF & Hb, and decreases in vaso-occlusive crises, hemolysis and anemia in cohort 3b Potential to be broadly protective of SCD symptomology cohort 3b (12 mg): July 2025 cohort 4 (20 mg): YE 2025 Planned timing for Phase 1b PIONEER data disclosure Advanced preclinical program for the potential treatment of DBA & Other BMFS Foundation for pipeline sustainability in benign hematology  IND submission planned in Q4 Preclinical Programs $214.1 million as of June 30, 2025 Estimated 2025 cash burn of $55 - $65 million Cash runway into 2028 Cash Position